UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2022

Date of reporting period:	September 1, 2021 – February 28, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Focused Equity Fund

Semiannual report
2 | 28 | 22

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PGIAX

Putnam
Focused Equity
Fund

Semiannual report
2 | 28 | 22

Message from the Trustees

April 5, 2022

Dear Fellow Shareholder:

Financial markets have been bumpy in recent months. Investors are weighing the risks of rising inflation, changes in Federal Reserve policy, the latest Covid-19 variants, and the global impact of the Russia-Ukraine conflict.

In times like these, it’s worth remembering the benefits of staying focused on your long-term financial goals. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

Before June 24, 2019, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

* The Putnam Focused Equity Linked Benchmark represents the performance of the MSCI World Industrials Index (ND) through June 23, 2019, and the performance of the S&P 500 Index thereafter.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/22. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 12–13.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Focused Equity Fund

Walter, please describe the investing environment during the six months ended February 28, 2022.

At the start of the period, ample government stimulus, strong corporate earnings, and global economic growth were supportive of stocks. As the number of Covid-19 cases declined, economies reopened. Global demand quickly outpaced supply, inflation rose, and commodity prices increased. In November 2021, the U.S. Federal Reserve began to tighten its monetary policy, signaling it would raise interest rates in 2022. The expectation of slowed economic growth cooled investor sentiment.

In December 2021, the latest Covid variant, Omicron, began to spread. Countries implemented mobility restrictions. Global supply chain bottlenecks and a shortage in parts, materials, and labor worsened. In January and February 2022, market volatility increased. The rate of U.S. inflation soared to a new 40-year high. As Omicron infections moved off their peak, investors began to sell stocks tied to Covid trends that had become overvalued. Rising tensions in Europe culminated in Russia’s invasion of Ukraine on February 24, 2022. Fears of the humanitarian and economic costs of a

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Allocations are shown as a percentage of the fund’s net assets as of 2/28/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Focused Equity Fund

potential world war elevated market uncertainty. Major stock indexes posted losses for the six-month reporting period.

Against this challenging backdrop, how did the fund perform during the period?

Putnam Focused Equity Fund’s class A shares returned –1.57%, outperforming its primary benchmark, the S&P 500 Index, which posted a return of –2.62% for the six-month reporting period.

What were some of the fund’s top contributors to performance during the period?

Stock selection in the energy sector was additive to results. After several years of sharp declines, the price of oil skyrocketed to a seven-year high in October 2021. The lifting of Covid restrictions combined with a global surge in consumption caused energy prices to rise. Toward period-end, economic sanctions impacting Russia’s energy sector further drove up the price of fossil fuels. Our investments in traditional U.S. oil and gas companies Exxon Mobil and Enterprise Products Partners were beneficiaries of soaring commodity prices.

Canadian oil sands operator Cenovus Energy also was a notable contributor. Some investors have overestimated the cost of producing oil sands crude, which had depressed the valuations of profitable companies like Cenovus, in our view. We believe that Cenovus has an attractive, stable level of production that generates ample cash flows. The company continued to perform strongly, as new industry efficiencies helped drive down the cost of production.

Our decision not to own certain large-cap technology firms held in the primary benchmark also benefited relative results. These holdings included Meta Platforms, the parent company of social media juggernauts Facebook, Instagram, and WhatsApp. Another was PayPal Holdings, the global online payment services provider. These so-called Covid beneficiary stocks fell out of favor with investors, who questioned the sustainability of their growth rates. We still did not own these stocks as of period-end. Instead, we have focused on what we believe are better risk-reward opportunities.

Hilton Worldwide Holdings, a world-leading hospitality company, was another highlight for the period. The stock had become undervalued, in our view, when countries closed their borders and curbed travel to contain the spread of Omicron. When economies reopened, pent-up consumer demand for travel and lodging benefited Hilton’s business, and the stock began to recoup its earlier losses.

What about detractors for the reporting period?

Peloton Interactive, an exercise and media company, was the fund’s top detractor. Peloton is the innovator behind connected, technology-enabled fitness, which combines hardware [exercise equipment] with software [on-demand classes]. The stock had performed strongly during pandemic stay-at-home orders. However, investors became more cautious when the company overexpanded its manufacturing footprint relative to its sales growth. In February 2022, Peloton appointed a new chief executive officer with experience managing other subscription-based media firms, including Spotify and Netflix. We believe this is a positive step for the company. We continued to own the stock at period-end.

Charter Communications, a U.S. cable television, internet, telephone, and wireless service provider, also dampened results. An overall decline in cable TV subscribers and a moderate drop in broadband subscriber growth

Focused Equity Fund 5

depressed Charter’s stock during the period. Increased competition from smaller, fiber optic players also dampened investor sentiment. On the upside, Charter remained committed to its company share buyback program and reduced its total number of shares outstanding by over 10%. We continue to like Charter and added to our position when the stock price declined during the period.

Adobe, a world-leading provider of digital document management solutions, also was a disappointment. Adobe’s stock declined due to lower management guidance issued for the company’s fiscal year 2022 revenues and earnings. While the company expects solid top- and bottom-line growth, estimates were below analyst expectations. In our view, Adobe remains a high-quality company with recurring revenues, low customer churn, and a long runway of growth. We continued to own the stock at period-end.

How did the fund use derivatives during the reporting period?

We used forward currency contracts to help hedge foreign exchange risk.

What is your outlook for the fund?

We seek to invest in durable, high-quality businesses at attractive prices with long-term growth potential, in our view. Each fund manager chooses stocks based on sector-based research, talking with a company’s distributors, and deep financial analysis that considers multiple business scenarios. With the fund’s concentrated approach, we can build relatively large positions in the highest-conviction ideas of each portfolio manager. At the same time, we are mindful of creating a diversified portfolio that provides exposure to various sectors and investment styles. We may consider declines in the stock market as buying opportunities, whether it can help us build on existing positions or add new names to the portfolio. While macroeconomic risks are important to consider, our goal is to create a portfolio that generates attractive returns over the long term.

Thank you, Walter, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

6 Focused Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/18/08)
Before sales charge	14.34%	250.84%	13.37%	81.39%	12.65%	48.11%	13.99%	11.42%	–1.57%
After sales charge	13.83	230.66	12.70	70.96	11.32	39.59	11.76	5.01	–7.23
Class B (12/18/08)
Before CDSC	13.84	230.51	12.70	74.69	11.80	44.78	13.13	10.53	–1.94
After CDSC	13.84	230.51	12.70	72.69	11.55	41.78	12.34	5.53	–6.42
Class C (12/18/08)
Before CDSC	13.83	230.35	12.69	74.79	11.82	44.82	13.14	10.56	–1.93
After CDSC	13.83	230.35	12.69	74.79	11.82	44.82	13.14	9.56	–2.83
Class R (12/18/08)
Net asset value	14.07	242.37	13.10	79.18	12.37	46.99	13.70	11.07	–1.70
Class R6 (5/22/18)
Net asset value	14.69	262.03	13.73	84.85	13.07	49.97	14.46	11.85	–1.36
Class Y (12/18/08)
Net asset value	14.63	259.75	13.66	83.68	12.93	49.15	14.25	11.69	–1.44

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Before June 24, 2019, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 2/28/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P 500 Index	15.19%	290.37%	14.59%	102.66%	15.17%	65.33%	18.24%	16.39%	–2.62%
Putnam Focused
Equity Linked	12.77	201.72	11.68	87.56	13.40	61.25	17.26	16.39	–2.62
Benchmark*

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Putnam Focused Equity Linked Benchmark represents the performance of the MSCI World Industrials Index (ND) through June 23, 2019, and the performance of the S&P 500 Index thereafter.

Fund price and distribution information For the six-month period ended 2/28/22

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	—		—	—	—	—	—
Capital gains
Long-term gains	—		—	—	—	—	—
Short-term gains	$2.441		$2.441	$2.441	$2.441	$2.441	$2.441
Total	$2.441		$2.441	$2.441	$2.441	$2.441	$2.441
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
8/31/21	$30.72	$32.59	$28.19	$28.24	$30.17	$31.50	$31.32
2/28/22	27.87	29.57	25.28	25.33	27.29	28.70	28.50

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 Focused Equity Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/18/08)
Before sales charge	14.49%	257.39%	13.58%	85.06%	13.10%	50.78%	14.67%	12.46%	5.20%
After sales charge	13.98	236.84	12.91	74.42	11.77	42.11	12.43	5.99	–0.85
Class B (12/18/08)
Before CDSC	13.99	236.74	12.91	78.26	12.26	47.43	13.81	11.58	4.80
After CDSC	13.99	236.74	12.91	76.26	12.00	44.43	13.04	6.58	0.01
Class C (12/18/08)
Before CDSC	13.98	236.48	12.90	78.25	12.25	47.46	13.82	11.60	4.83
After CDSC	13.98	236.48	12.90	78.25	12.25	47.46	13.82	10.60	3.87
Class R (12/18/08)
Net asset value	14.22	248.74	13.31	82.78	12.82	49.68	14.39	12.14	5.05
Class R6 (5/22/18)
Net asset value	14.83	268.87	13.94	88.54	13.52	52.66	15.14	12.88	5.41
Class Y (12/18/08)
Net asset value	14.78	266.49	13.87	87.33	13.38	51.87	14.95	12.69	5.30

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 8/31/21*	1.15%	1.90%	1.90%	1.40%	0.75%	0.90%
Annualized expense ratio for the
six-month period ended 2/28/22	1.12%	1.87%	1.87%	1.37%	0.72%	0.87%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

Focused Equity Fund 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/21 to 2/28/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.51	$9.18	$9.18	$6.74	$3.55	$4.28
Ending value (after expenses)	$984.30	$980.60	$980.70	$983.00	$986.40	$985.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/22, use the following calculation method. To find the value of your investment on 9/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.61	$9.35	$9.35	$6.85	$3.61	$4.36
Ending value (after expenses)	$1,019.24	$1,015.52	$1,015.52	$1,018.00	$1,021.22	$1,020.48

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

10 Focused Equity Fund

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The fund concentrates on a limited number of issuers or sectors and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility.

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Focused Equity Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Industrials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the industrials sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Focused Equity Linked Benchmark represents the performance of the MSCI World Industrials Index (ND) through June 23, 2019, and the performance of the S&P 500® Index thereafter.

S&P 500 Index is an unmanaged index of common stock performance.

12 Focused Equity Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Focused Equity Fund 13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2022, Putnam employees had approximately $526,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Focused Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Focused Equity Fund 15

The fund’s portfolio 2/28/22 (Unaudited)

COMMON STOCKS (97.7%)*	Shares	Value
Aerospace and defense (2.4%)
Raytheon Technologies Corp.	160,300	$16,462,810
		16,462,810
Airlines (2.0%)
Ryanair Holdings PLC ADR (Ireland) †	134,600	13,420,966
		13,420,966
Banks (3.5%)
Citigroup, Inc.	287,820	17,047,579
Silvergate Capital Corp. Class A †	53,200	6,813,856
		23,861,435
Beverages (2.3%)
Constellation Brands, Inc. Class A	74,840	16,137,001
		16,137,001
Biotechnology (5.1%)
AbbVie, Inc.	197,000	29,110,690
Ascendis Pharma A/S ADR (Denmark) †	51,591	5,798,312
		34,909,002
Building products (1.9%)
Johnson Controls International PLC	201,700	13,102,432
		13,102,432
Capital markets (1.5%)
TPG, Inc. †	342,100	10,516,154
		10,516,154
Chemicals (2.1%)
Corteva, Inc.	271,700	14,136,551
		14,136,551
Diversified financial services (2.2%)
Apollo Global Management, Inc.	235,700	15,381,782
		15,381,782
Electronic equipment, instruments, and components (1.1%)
Vontier Corp.	318,600	7,741,980
		7,741,980
Equity real estate investment trusts (REITs) (2.3%)
Vornado Realty Trust	359,166	15,544,704
		15,544,704
Food and staples retail (2.9%)
Walmart, Inc.	146,600	19,814,456
		19,814,456
Health-care providers and services (2.7%)
Cigna Corp.	78,300	18,618,174
		18,618,174
Hotels, restaurants, and leisure (2.7%)
Hilton Worldwide Holdings, Inc. †	124,614	18,550,040
		18,550,040
Insurance (5.3%)
AIA Group, Ltd. (Hong Kong)	1,433,200	14,901,990
Assured Guaranty, Ltd.	155,700	9,648,729
AXA SA (France)	444,746	11,948,047
		36,498,766

16 Focused Equity Fund

COMMON STOCKS (97.7%)* cont.	Shares	Value
Internet and direct marketing retail (7.0%)
Amazon.com, Inc. †	15,545	$47,742,737
		47,742,737
IT Services (1.8%)
Fidelity National Information Services, Inc.	131,342	12,507,699
		12,507,699
Leisure products (1.1%)
Peloton Interactive, Inc. Class A † S	256,300	7,448,078
		7,448,078
Life sciences tools and services (2.4%)
Danaher Corp.	59,700	16,382,277
		16,382,277
Machinery (1.7%)
Otis Worldwide Corp.	144,637	11,329,416
		11,329,416
Media (5.5%)
Charter Communications, Inc. Class A †	34,913	21,009,945
Sirius XM Holdings, Inc. S	2,673,853	16,470,934
		37,480,879
Oil, gas, and consumable fuels (8.5%)
Cenovus Energy, Inc. (Canada)	1,080,356	16,987,373
Enterprise Products Partners LP	673,412	16,444,721
Exxon Mobil Corp.	316,100	24,788,562
		58,220,656
Pharmaceuticals (1.6%)
AstraZeneca PLC ADR (United Kingdom)	174,500	10,623,560
		10,623,560
Real estate management and development (0.6%)
Altisource Asset Management Corp. (Private) (Virgin Islands) † Ω F	286,873	3,851,270
		3,851,270
Road and rail (2.7%)
Union Pacific Corp.	73,948	18,187,511
		18,187,511
Semiconductors and semiconductor equipment (1.9%)
Applied Materials, Inc.	97,100	13,030,820
		13,030,820
Software (12.3%)
Adobe, Inc. †	28,900	13,515,952
Intuit, Inc.	28,000	13,282,360
Microsoft Corp.	191,398	57,187,808
		83,986,120
Specialty retail (3.1%)
Home Depot, Inc. (The)	66,334	20,950,267
		20,950,267
Technology hardware, storage, and peripherals (7.5%)
Apple, Inc.	312,900	51,666,048
		51,666,048
Total common stocks (cost $545,222,248)		$668,103,591

Focused Equity Fund 17

SHORT-TERM INVESTMENTS (5.1%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.13% [d]	Shares	18,270,020	$18,270,020
Putnam Short Term Investment Fund Class P 0.12% L	Shares	15,353,798	15,353,798
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	570,000	570,000
U.S. Treasury Bills 0.059%, 4/21/22 ∆		$222,000	221,944
U.S. Treasury Bills 0.046%, 3/3/22 ∆		100,000	100,000
U.S. Treasury Bills 0.089%, 5/19/22 ∆		100,000	99,933
U.S. Treasury Cash Management Bills 0.144%, 5/3/22 ∆		500,000	499,799
Total short-term investments (cost $35,115,654)			$35,115,494

TOTAL INVESTMENTS
Total investments (cost $580,337,902)	$703,219,085

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2021 through February 28, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $684,073,812.
†	This security is non-income-producing.
Ω	Affiliated company (Note 5).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $315,885 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 7).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $258,343 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.

18 Focused Equity Fund

FORWARD CURRENCY CONTRACTS at 2/28/22 (aggregate face value $133,783,347) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	3/16/22	$5,186,859	$5,147,888	$(38,971)
	Danish Krone	Buy	3/16/22	1,565,722	1,581,843	(16,121)
	Euro	Sell	3/16/22	111,851	113,320	1,469
Barclays Bank PLC
	British Pound	Buy	3/16/22	515,868	511,878	3,990
Citibank, N.A.
	British Pound	Sell	3/16/22	1,676,270	1,663,697	(12,573)
	Canadian Dollar	Sell	4/20/22	3,661,446	3,642,681	(18,765)
	Danish Krone	Sell	3/16/22	7,070,233	7,173,176	102,943
	Euro	Sell	3/16/22	19,103,427	19,349,566	246,139
Goldman Sachs International
	Euro	Buy	3/16/22	787,782	787,827	(45)
HSBC Bank USA, National Association
	British Pound	Buy	3/16/22	18,032,183	17,897,105	135,078
	Euro	Sell	3/16/22	1,046,711	1,060,234	13,523
	Hong Kong Dollar	Sell	5/18/22	15,311,419	15,355,364	43,945
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	4/20/22	1,255,490	1,304,124	48,634
Morgan Stanley & Co. International PLC
	British Pound	Sell	3/16/22	102,771	101,994	(777)
	Canadian Dollar	Buy	4/20/22	4,963,333	4,942,401	20,932
	Euro	Sell	3/16/22	1,100,561	1,114,337	13,776
	Hong Kong Dollar	Sell	5/18/22	1,621,694	1,626,334	4,640
NatWest Markets PLC
	British Pound	Sell	3/16/22	8,765,738	8,698,526	(67,212)
State Street Bank and Trust Co.
	British Pound	Sell	3/16/22	12,459,865	12,366,306	(93,559)
	Canadian Dollar	Buy	4/20/22	2,046,060	2,045,913	147
	Hong Kong Dollar	Buy	5/18/22	2,101,614	2,107,576	(5,962)
Toronto-Dominion Bank
	Euro	Sell	3/16/22	3,019,643	3,059,006	39,363
UBS AG
	Canadian Dollar	Sell	4/20/22	18,657,024	18,569,582	(87,442)
	Euro	Sell	3/16/22	3,516,856	3,562,669	45,813
Unrealized appreciation						720,392
Unrealized (depreciation)						(341,427)
Total						$378,965
* The exchange currency for all contracts listed is the United States Dollar.

Focused Equity Fund 19

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$37,480,879	$—	$—
Consumer discretionary	94,691,122	—	—
Consumer staples	35,951,457	—	—
Energy	58,220,656	—	—
Financials	59,408,100	26,850,037	—
Health care	80,533,013	—	—
Industrials	72,503,135	—	—
Information technology	168,932,667	—	—
Materials	14,136,551	—	—
Real estate	15,544,704	—	3,851,270
Total common stocks	637,402,284	26,850,037	3,851,270
Short-term investments	570,000	34,545,494	—
Totals by level	$637,972,284	$61,395,531	$3,851,270

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$378,965	$—
Totals by level	$—	$378,965	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

20 Focused Equity Fund

Statement of assets and liabilities 2/28/22 (Unaudited)

ASSETS
Investment in securities, at value, including $17,566,688 of securities on loan (Notes 1 and 7):
Unaffiliated issuers (identified cost $539,404,560)	$665,743,997
Affiliated issuers (identified cost $40,933,342) (Notes 1 and 5)	37,475,088
Foreign currency (cost $30) (Note 1)	29
Dividends, interest and other receivables	827,824
Foreign tax reclaim	104,271
Receivable for shares of the fund sold	175,353
Unrealized appreciation on forward currency contracts (Note 1)	720,392
Prepaid assets	59,751
Total assets	705,106,705

LIABILITIES
Payable for shares of the fund repurchased	680,336
Payable for compensation of Manager (Note 2)	328,419
Payable for custodian fees (Note 2)	9,519
Payable for investor servicing fees (Note 2)	225,897
Payable for Trustee compensation and expenses (Note 2)	236,346
Payable for administrative services (Note 2)	2,029
Payable for distribution fees (Note 2)	263,566
Unrealized depreciation on forward currency contracts (Note 1)	341,427
Collateral on securities loaned, at value (Note 1)	18,270,020
Collateral on certain derivative contracts, at value (Notes 1 and 7)	570,000
Other accrued expenses	105,334
Total liabilities	21,032,893

Net assets	$684,073,812

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$686,457,864
Total distributable earnings (Note 1)	(2,384,052)
Total — Representing net assets applicable to capital shares outstanding	$684,073,812

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($444,464,052 divided by 15,948,687 shares)	$27.87
Offering price per class A share (100/94.25 of $27.87)*	$29.57
Net asset value and offering price per class B share ($14,918,938 divided by 590,134 shares)**	$25.28
Net asset value and offering price per class C share ($78,000,221 divided by 3,079,530 shares)**	$25.33
Net asset value, offering price and redemption price per class R share
($7,758,030 divided by 284,229 shares)	$27.29
Net asset value, offering price and redemption price per class R6 share
($19,563,696 divided by 681,725 shares)	$28.70
Net asset value, offering price and redemption price per class Y share
($119,368,875 divided by 4,188,613 shares)	$28.50

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Focused Equity Fund 21

Statement of operations Six months ended 2/28/22 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $29,436)	$5,750,080
Interest (including interest income of $5,160 from investments in affiliated issuers) (Note 5)	5,754
Securities lending (net of expenses) (Notes 1 and 5)	53,155
Total investment income	5,808,989

EXPENSES
Compensation of Manager (Note 2)	2,211,925
Investor servicing fees (Note 2)	694,462
Custodian fees (Note 2)	16,378
Trustee compensation and expenses (Note 2)	14,318
Distribution fees (Note 2)	1,145,178
Administrative services (Note 2)	11,738
Other	180,731
Total expenses	4,274,730
Expense reduction (Note 2)	(183)
Net expenses	4,274,547

Net investment income	1,534,442

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	15,707,609
Securities from affiliated issuers (Notes 1, 3 and 5)	(3,411,651)
Foreign currency transactions (Note 1)	(452)
Forward currency contracts (Note 1)	4,122,592
Total net realized gain	16,418,098
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(28,441,069)
Securities from affiliated issuers (Note 5)	1,223,030
Assets and liabilities in foreign currencies	(6,481)
Forward currency contracts	(1,291,334)
Total change in net unrealized depreciation	(28,515,854)

Net loss on investments	(12,097,756)

Net decrease in net assets resulting from operations	$(10,563,314)

The accompanying notes are an integral part of these financial statements.

22 Focused Equity Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 2/28/22*	Year ended 8/31/21
Operations
Net investment income	$1,534,442	$2,119,991
Net realized gain on investments
and foreign currency transactions	16,418,098	3,693,405
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(28,515,854)	169,684,191
Net increase (decrease) in net assets resulting
from operations	(10,563,314)	175,497,587
Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments
Class A	(36,351,878)	—
Class B	(1,511,358)	—
Class C	(8,095,321)	—
Class R	(646,831)	—
Class R6	(1,555,179)	—
Class Y	(10,036,446)	—
Increase (decrease) from capital share transactions (Note 4)	2,468,537	(180,916,401)
Total decrease in net assets	(66,291,790)	(5,418,814)

NET ASSETS
Beginning of period	750,365,602	755,784,416
End of period	$684,073,812	$750,365,602

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Focused Equity Fund 23

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
February 28, 2022**	$30.72	.07	(.48)	(.41)	—	(2.44)	(2.44)	$27.87	(1.57)*	$444,464	.55*	.25*	6*
August 31, 2021	24.12	.11	6.49	6.60	—	—	—	30.72	27.36	456,675	1.15[f,g]	.41[f]	77
August 31, 2020	21.69	.05	2.87	2.92	—	(.49)	(.49)	24.12	13.62	390,813	1.32[f]	.22[f]	294
August 31, 2019	22.88	.15	.16	.31	—	(1.50)	(1.50)	21.69	3.09	116,776	1.28[f]	.68[f]	229
August 31, 2018	20.50	.12	3.21	3.33	(.12)	(.83)	(.95)	22.88	16.36	48,411	1.24	.54	293
August 31, 2017	18.46	.27[h]	2.37	2.64	(.42)	(.18)	(.60)	20.50	14.67	30,609	1.28[f]	1.40[f,h]	275
Class B
February 28, 2022**	$28.19	(.04)	(.43)	(.47)	—	(2.44)	(2.44)	$25.28	(1.94)*	$14,919	.93*	(.15)*	6*
August 31, 2021	22.31	(.10)	5.98	5.88	—	—	—	28.19	26.36	20,123	1.90[f,g]	(.38)[f]	77
August 31, 2020	20.24	(.11)	2.67	2.56	—	(.49)	(.49)	22.31	12.80	26,938	2.07[f]	(.55)[f]	294
August 31, 2019	21.63	(.04)	.15	.11	—	(1.50)	(1.50)	20.24	2.30	6,152	2.03[f]	(.21)[f]	229
August 31, 2018	19.46	(.05)	3.05	3.00	—	(.83)	(.83)	21.63	15.52	4,332	1.99	(.24)	293
August 31, 2017	17.63	.10[h]	2.27	2.37	(.36)	(.18)	(.54)	19.46	13.81	4,002	2.03[f]	.52[f,h]	275
Class C
February 28, 2022**	$28.24	(.04)	(.43)	(.47)	—	(2.44)	(2.44)	$25.33	(1.93)*	$78,000	.93*	(.15)*	6*
August 31, 2021	22.34	(.10)	6.00	5.90	—	—	—	28.24	26.41	110,048	1.90[f,g]	(.39)[f]	77
August 31, 2020	20.27	(.14)	2.70	2.56	—	(.49)	(.49)	22.34	12.78	158,407	2.07[f]	(.68)[f]	294
August 31, 2019	21.66	(.04)	.15	.11	—	(1.50)	(1.50)	20.27	2.29	15,011	2.03[f]	(.22)[f]	229
August 31, 2018	19.49	(.04)	3.04	3.00	—	(.83)	(.83)	21.66	15.50	12,430	1.99	(.21)	293
August 31, 2017	17.67	.09[h]	2.29	2.38	(.38)	(.18)	(.56)	19.49	13.80	7,218	2.03[f]	.48[f,h]	275
Class R
February 28, 2022**	$30.17	.04	(.48)	(.44)	—	(2.44)	(2.44)	$27.29	(1.70)*	$7,758	.68*	.12*	6*
August 31, 2021	23.75	.04	6.38	6.42	—	—	—	30.17	27.03	8,030	1.40[f,g]	.14[f]	77
August 31, 2020	21.41	—[d]	2.83	2.83	—	(.49)	(.49)	23.75	13.37	8,363	1.57[f]	—[f,e]	294
August 31, 2019	22.67	.16	.08	.24	—	(1.50)	(1.50)	21.41	2.79	5,904	1.53[f]	.74[f]	229
August 31, 2018	20.34	.07	3.17	3.24	(.08)	(.83)	(.91)	22.67	16.05	365	1.49	.30	293
August 31, 2017	18.33	.25[h,i]	2.33	2.58	(.39)	(.18)	(.57)	20.34	14.40	207	1.53[f]	1.30[f,h,i]	275
Class R6
February 28, 2022**	$31.50	.14	(.50)	(.36)	—	(2.44)	(2.44)	$28.70	(1.36)*	$19,564	.36*	.44*	6*
August 31, 2021	24.64	.22	6.64	6.86	—	—	—	31.50	27.84	20,768	.75[f,g]	.80[f]	77
August 31, 2020	22.05	.15	2.93	3.08	—	(.49)	(.49)	24.64	14.13	18,333	.87[f]	.69[f]	294
August 31, 2019	23.14	.23	.18	.41	—	(1.50)	(1.50)	22.05	3.51	6,378	.87[f]	1.07[f]	229
August 31, 2018 †	23.42	.03	(.31)	(.28)	—	—	—	23.14	(1.20)*	2,334	.24*	.15*	293

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Focused Equity Fund	Focused Equity Fund 25

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class Y
February 28, 2022**	$31.32	.11	(.49)	(.38)	—	(2.44)	(2.44)	$28.50	(1.44)*	$119,369	.43*	.36*	6*
August 31, 2021	24.53	.17	6.62	6.79	—	—	—	31.32	27.68	134,722	.90[f,g]	.64[f]	77
August 31, 2020	22.00	.10	2.92	3.02	—	(.49)	(.49)	24.53	13.88	152,930	1.07[f]	.43[f]	294
August 31, 2019	23.13	.16	.21	.37	—	(1.50)	(1.50)	22.00	3.33	30,518	1.03[f]	.75[f]	229
August 31, 2018	20.70	.18	3.24	3.42	(.16)	(.83)	(.99)	23.13	16.66	38,562.99		.79	293
August 31, 2017	18.62	.28[h]	2.43	2.71	(.45)	(.18)	(.63)	20.70	14.94	28,196	1.03[f]	1.42[f,h]	275

Before June 24, 2019, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current strategy from that shown for periods before this date.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to August 31, 2018.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Amount represents less than 0.01% of average net assets.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
August 31, 2021	0.01%
August 31, 2020	0.20
August 31, 2019	0.32
August 31, 2017	0.25

g Includes one-time merger costs which amounted to less than 0.01% as a percentage of average net assets.

h Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.13	0.67%
Class B	0.10	0.53
Class C	0.09	0.50
Class R	0.15	0.79
Class Y	0.10	0.48

i The net investment income and per share amount shown for the period ending August 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

26 Focused Equity Fund	Focused Equity Fund 27

Notes to financial statements 2/28/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2021 through February 28, 2022.

Putnam Focused Equity Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of large and midsize companies that Putnam Management believes have favorable investment potential. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in equity investments, including common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). This policy may be changed only after 60 days’ notice to shareholders. The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund. The fund expects to concentrate its investments in a limited number of issuers.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

28 Focused Equity Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Focused Equity Fund 29

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

30 Focused Equity Fund

At the close of the reporting period, the fund had a net liability position of $261,883 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $315,885 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $18,270,020 and the value of securities loaned amounted to $17,566,688.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Focused Equity Fund 31

	Loss carryover
Short-term	Long-term	Total
$62,714,116	$78,358,411	$141,072,527

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $582,454,053, resulting in gross unrealized appreciation and depreciation of $146,495,366 and $25,351,369, respectively, or net unrealized appreciation of $121,143,997.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.303% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

32 Focused Equity Fund

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$447,406	Class R6	5,097
Class B	16,966	Class Y	125,710
Class C	91,546	Total	$694,462
Class R	7,737

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $183 under the expense offset arrangements and by no monies under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $501, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

Focused Equity Fund 33

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$570,815
Class B	1.00%	1.00%	86,697
Class C	1.00%	1.00%	467,920
Class R	1.00%	0.50%	19,746
Total			$1,145,178

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $18,568 from the sale of class A shares and received $175 and $237 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $25 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$41,043,225	$90,115,899
U.S. government securities (Long-term)	—	—
Total	$41,043,225	$90,115,899

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	1,138,738	$33,951,937	2,307,085	$63,290,775
Shares issued in connection with
reinvestment of distributions	1,204,969	34,606,702	—	—
	2,343,707	68,558,639	2,307,085	63,290,775
Shares repurchased	(1,260,818)	(37,368,791)	(3,643,050)	(96,573,394)
Net increase (decrease)	1,082,889	$31,189,848	(1,335,965)	$(33,282,619)

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	756	$19,306	3,559	$90,418
Shares issued in connection with
reinvestment of distributions	54,915	1,433,289	—	—
	55,671	1,452,595	3,559	90,418
Shares repurchased	(179,329)	(4,902,539)	(497,489)	(12,250,806)
Net decrease	(123,658)	$(3,449,944)	(493,930)	$(12,160,388)

34 Focused Equity Fund

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	51,613	$1,415,000	112,964	$2,805,306
Shares issued in connection with
reinvestment of distributions	308,392	8,064,446	—	—
	360,005	9,479,446	112,964	2,805,306
Shares repurchased	(1,177,303)	(32,146,518)	(3,305,772)	(82,240,437)
Net decrease	(817,298)	$(22,667,072)	(3,192,808)	$(79,435,131)

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class R	Shares	Amount	Shares	Amount
Shares sold	32,972	$937,882	49,159	$1,308,987
Shares issued in connection with
reinvestment of distributions	22,168	624,018	—	—
	55,140	1,561,900	49,159	1,308,987
Shares repurchased	(37,045)	(1,070,305)	(135,146)	(3,541,479)
Net increase (decrease)	18,095	$491,595	(85,987)	$(2,232,492)

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	23,960	$715,819	107,378	$3,038,523
Shares issued in connection with
reinvestment of distributions	52,629	1,555,179	—	—
	76,589	2,270,998	107,378	3,038,523
Shares repurchased	(54,110)	(1,671,523)	(192,244)	(5,232,222)
Net increase (decrease)	22,479	$599,475	(84,866)	$(2,193,699)

	SIX MONTHS ENDED 2/28/22		YEAR ENDED 8/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	163,641	$5,030,776	521,643	$13,940,147
Shares issued in connection with
reinvestment of distributions	334,109	9,806,102	—	—
	497,750	14,836,878	521,643	13,940,147
Shares repurchased	(610,212)	(18,532,243)	(2,453,709)	(65,552,219)
Net decrease	(112,462)	$(3,695,365)	(1,932,066)	$(51,612,072)

Focused Equity Fund 35

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

							Change in
							unrealized	Shares
	Fair value as			Investment	Capital gain	Realized gain	appreciation	outstanding as	Fair value as
Name of affiliate	of 8/31/21	Purchase cost	Sale proceeds	income	distributions	(loss)	(depreciation)	of 2/28/22	of 2/28/22
Short-term investments
Putnam Cash Collateral Pool, LLC*	$50,464,390	$84,459,435	$116,653,805	$17,975	$—	$—	$—	18,270,020	$18,270,020
Putnam Short Term Investment Fund**	14,083,327	51,177,232	49,906,761	5,160	—	—	—	15,353,798	15,353,798
Total Short-term investments	64,547,717	135,636,667	166,560,566	23,135	—	—	—		33,623,818
Common stocks†
Real estate
Altisource Asset Management Corp. (Virgin Islands)	7,329,935	—	1,290,044	—	—	(3,411,651)	1,223,030	286,873	3,851,270
Total Common stocks	7,329,935	—	1,290,044	—	—	(3,411,651)	1,223,030		3,851,270
Totals	$71,877,652	$135,636,667	$167,850,610	$23,135	$—	$(3,411,651)	$1,223,030		$37,475,088

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

† Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

36 Focused Equity Fund	Focused Equity Fund 37

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Total
Assets:
Forward currency contracts#	$1,469	$3,990	$349,082	$—	$192,546	$48,634	$39,348	$—	$147	$39,363	$45,813	$720,392
Total Assets	$1,469	$3,990	$349,082	$—	$192,546	$48,634	$39,348	$—	$147	$39,363	$45,813	$720,392
Liabilities:
Forward currency contracts#	55,092	—	31,338	45	—	—	777	67,212	99,521	—	87,442	341,427
Total Liabilities	$55,092	$—	$31,338	$45	$—	$—	$777	$67,212	$99,521	$—	$87,442	$341,427
Total Financial and Derivative
Net Assets	$(53,623)	$3,990	$317,744	$(45)	$192,546	$48,634	$38,571	$(67,212)	$(99,374)	$39,363	$(41,629)	$378,965
Total collateral received
(pledged)†##	$(53,623)	$—	$270,000	$—	$140,000	$48,634	$—	$(67,212)	$(92,967)	$—	$40,000
Net amount	$—	$3,990	$47,744	$(45)	$52,546	$—	$38,571	$—	$(6,407)	$39,363	$(81,629)
Controlled collateral received
(including TBA commitments)**	$—	$—	$270,000	$—	$140,000	$120,000	$—	$—	$—	$—	$40,000	$570,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$(120,978)	$—	$—	$—	$—	$—	$—	$(101,940)	$(92,967)	$—	$—	$(315,885)

**Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

38 Focused Equity Fund	Focused Equity Fund 39

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$188,800,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$720,392	Payables	$341,427
Total		$720,392		$341,427

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$4,122,592	$4,122,592
Total	$4,122,592	$4,122,592

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(1,291,334)	$(1,291,334)
Total	$(1,291,334)	$(1,291,334)

40 Focused Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and BSA
Management, LLC	Liaquat Ahamed	Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisors	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Focused Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 28, 2022